Exhibit 10(t)


                                Amendment No. 4
                            to the License Agreement
                                    Between
                           LIUSKI INTERNATIONAL, INC.
                                      and
                             MICROSOFT CORPORATION
                 dated October 1, 1994, Contract No. 4415-4291


This Amendment to the Microsoft License Agreement No. 4415-4291, between MICROSOFT CORPORATION (hereafter "MS") and LIUSKI INTERNATIONAL, INC, (hereafter "COMPANY"), herewith ("Agreement"), is made and entered into this 1st day of January, 1996 ("Effective Date").

This Amendment shall amend, modify and supersede, to the extent of any inconsistency, the provisions the above referenced Agreement. All provisions of the Agreement not so modified remain in full force and effect.

     MS and COMPANY agree to the following:

     In Section 9, The Term Of Agreement shall read eighteen (18) months from the end of the calendar quarter. This shall mean the Agreement will be expired on June 30, 1996.

IN WITNESS WHEREOF, the parties have executed this Amendment to the License Agreement as of the date set forth above. All signed copies of this Amendment to the License Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of COMPANY and MS by their duly author/zeal representatives.

MICROSOFT CORPORATION                          LIUSKI INTERNATIONAL, INC.

                                               /s/
------------------------------                 ------------------------------
By                                             By


------------------------------                 ------------------------------
Name (Print)                                   Name (Print)


------------------------------                 ------------------------------
Title                                          Title


------------------------------                 ------------------------------
Date                                           Date

                                 Amendment No. 5
                            to the License Agreement
                                     Between
                           LIUSKI INTERNATIONAL, INC.
                                       and
                              MICROSOFT CORPORATION
                  dated October 1, 1994, Contract No. 4415-4291



This Amendment to the Microsoft License Agreement #4415-4291, between MICROSOFT CORPORATION (hereafter "MS") and LIUSKI INTERNATIONAL, INC. (hereafter "COMPANY"), herewith ("Agreement"), is made and entered into this 1st day of April, 1996 ("Effective Date").

This Amendment shall amend, modify and supersede, to the extent of any inconsistency, the provisions of the above referenced Agreement. All provisions of the Agreement not so modified shall remain in full force and effect.

     MS and COMPANY agree to the following:

     1. The attached EXHIBIT C4 is added to the Agreement

IN WITNESS WHEREOF, the parties have executed this Amendment to the License Agreement as of the date set forth above. All signed copies of this Amendment to the License Agreement shall be deemed originals. This Amendment does not constitute an offer by MS. This Amendment shall be effective upon execution on behalf of COMPANY and MS by their duly authorized representatives.


MICROSOFT CORPORATION                         LIUSKI INTERNATIONAL, INC.


------------------------------                ------------------------------
By                                            By


------------------------------                ------------------------------
Name (Print)                                  Name (Print)


------------------------------                ------------------------------
Title                                         Title


------------------------------                ------------------------------
Date                                          Date

                                   EXHIBIT C4
                                   ----------
                           ADDITIONAL SYSTEMS PRODUCTS
                           ---------------------------


------------------------------------------------------------------------------------------------
  Product        Language      Applicable    Per       Per Copy   Localization     Added by
 Name and        Version(s)    Additional   System     Royalty     Additional      Amendment
  Version           **         Provisions   Royalty       *          Royalty        Number
                                                                        *
-----------------------------------------------------------------------------------------------
1. Plus!            EN         (b), (e)    US$-----    US$----       US$1.50
Version 1.0
for                                        Estimated   Estimated
Windows(R) 95                              monthly     monthly
                                           volume:     volume:
                                           ---------   --------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
2. CD-ROM           EN         (a), (d)    US$-----    US$-----      US$-----
Extensions                                 (Single     (Single
Version 2.2                                  User)       User)
for MS-DOS(R)
                                           Estimated   Estimated
                                           monthly     monthly
                                           volume:     volume:
                                           --------    --------
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
3. Windows          EN         (c), (d)    US$ N/A     US$150.00     US$12.00          5
NT(TM)
Worksta-                                   Estimated
tion                                       monthly
Version                                    volume:
3.51 (x86/                                 ----------
Pentium(TM)
compatible
version)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------



     * A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table and the Product is indicated as licensed for one or more Customer Systems in the Customer System table of this Exhibit C.

     ** Language Version Key: A = Arabic, BP = Portuguese (Brazil), CE = Cyrillic Enabled, CH = Traditional Chinese, CZ = Czech, D = German, DA = Danish, DU = Dutch, E = Spanish, EE = Eastern and Central European, EN = USA English, F = French, FF = France's French, FI = Finnish, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, J = Japanese, N = Norwegian, P = Portuguese, PE = Pan European English, POL = Polish, PRC = PRC Simplified Chinese, RU = Russian, SL = Slovenian, SW = Swedish, TH = Thai, TR = Turkish, Z = International English. In addition to the language versions

                                    EXHIBIT C
                                   (Continued)

     specified in the Product table above, COMPANY may receive Product Deliverables for the licensed Product in available language versions listed in the Language Key (except CH, HAN, J, and PRC which may only be added by amendment) by sending a written request to the attention of OEM Accounting Services at the address listed in Exhibit N for royalty reports.

                             INITIAL PAYMENT AMOUNT

     The Initial Payment Amount for Products licensed under this Exhibit C shall be Zero Dollars (US$0.00), and shall be paid in accordance with Section 3(b) of the Agreement.

                           ADDITIONAL PROVISIONS KEY
         (Note: Only those Additional Provisions applicable to licensed
          Product(s) appear. Section lettering may not be consecutive.)

(a) For each copy of the Product licensed by COMPANY on a multiple-user basis, COMPANY shall pay the royalty rate described above for each user up to a maximum of five (5) users, plus one- half of the royalty rate for each additional user in excess of five (5) users [For example, where the royalty specified in the table above is R, if COMPANY licenses the Product for ten (10) users, the royalty due for such unit of Product would be the sum of 5R + 2.5R].

(b) This Product is designed for use with Windows 95 and may not function properly with other operating system products.

(c) (I) For Windows NT Workstation, COMPANY agrees to provide quarterly sales out, and business and government institution sales reporting. Reporting shall include by country the customer name, bill to, ship to, state and zip or postal codes, quantity of units, part description, and indication of MS field sales assistance. MS will provide and may revise the reporting format from time-to-time during the term of the Agreement.

     (2) In order to support end-users of this Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY's expense, the Microsoft Certified Proregional program for this Product.

     (3) Though the Product Deliverables for this Product my include versions of the Product designed for other types of microprocessors, COMPANY is licensed to distribute the Product only with and for use on Customer Systems based on the Intel x86, Pentium or compatible architecture.

                                    EXHIBIT C
                                   (Continued)


     (4) If Customer System(s) licensed for this Product are also licensed on a per system basis for Windows 95, Windows 3.xx, Windows for Workgroups 3.xx, and/or MS-DOS, then COMPANY agrees to pay MS the royalty for the Product(s) distributed with the Customer System, or, the licensed Customer System is distributed without any such Product(s), the royalty for this Product.

     (5) Solely for purposes of calculating COMPANY's Windows 95 royalty under any separate Exhibit C for Windows 95 as may be included in this Agreement, this Product shall be included in the definition of "Windows Products" as the term is used in such separate Exhibit C.

     (6) The estimated monthly volume specified in the Product table above for this Product shall be calculated by counting only those Customer Systems for which COMPANY pays a royalty for this Product in accordance with the terms of this Exhibit C.

     (7) COMPANY's license for this Product under this Exhibit C shall expire the earlier of (i) the date of termination or expiration of the Agreement, or
(ii) June 30, 1996.

(d) The royalty rate(s) specified above require pre-installation of the Product on each Customer System distributed with the Product.

(e) The royalty rate(s) specified above require pre-installation of the Product on each Customer System distributed with the Product, except for those Customer System(s) on which COMPANY preinstalls multiple language versions of Windows 95 in accordance with the Exhibit C for Windows 95.


                                CUSTOMER SYSTEMS
COMPANY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user, (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, and a case. Each listed Customer System must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY's books and records) and externally (on the Customer System case and packaging). For each Product which COMPANY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether COMPANY is licensing the Product on a "per system" or "per copy'; basis, respectively. New models may be added by agreement of the parties.

                                    EXHIBIT C
                                   (Continued)


At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series, e.g., "jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.).." Customer Systems defined by model line or series shall include all present models which include the designate the model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar 8400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that COMPANY designates models by model fine or series in this Exhibit C, then COMPANY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product Unless otherwise agreed to by the parties prior to COMPANY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not Licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Customer System.

                                    EXHIBIT C
                                   (Continued)


Product  Number Key: 1 = Plus!  1.0; 2 = CD-ROM  Extensions  2.2; 3 = Windows NT
-------------------
Workstation 3.51 (x86 Version)

Royalty Basis Key: C = per copy, S = per system;  if Product box is blank,  such
-----------------
Product is not licensed for distribution with the listed Customer System.

=======================================================================================================================
                                                                                                Product Number
-----------------------------------------------------------------------------------------------------------------------

                             Processor
 Model Name or Model Number    Type       1         2         3         4         5         6         7        8
-----------------------------------------------------------------------------------------------------------------------
        Magitronic             80486                          C
-----------------------------------------------------------------------------------------------------------------------
        Magitronic            Pentium                         C
-----------------------------------------------------------------------------------------------------------------------
        Magitronic            Pentium                         C
                                Pro
-----------------------------------------------------------------------------------------------------------------------
        Magitronic             Cyrix                          C
                                5X86
-----------------------------------------------------------------------------------------------------------------------
        Magitronic             Cyrix                          C
                                6X86
-----------------------------------------------------------------------------------------------------------------------
        Magitronic             AMD 5X-                        C
                                 75
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System case and in COMPANY's internal books and records).

                               AMENDMENT NUMBER 6
                          Amendment Date: July 1, 1996
        to MICROSOFT OEM LICENSE AGREEMENT FOR DESKTOP OPERATING SYSTEMS
         between MICROSOFT CORPORATION, a Washington, U.S.A. Corporation
            and LIUSKI INTERNATIONAL, INC., a Corporation of New York
                    Agreement Effective Date: October 1, 1994
                          MICROSOFT LICENSE # 4415-4291


Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1. New Section l(j) is hereby added to the Agreement and shall read as follows:

     "(j) "Supplement" shall mean a release of a supplement to, or replacement of, any portion of Product as MS may provide to COMPANY from time to time."

2. Section 2(a) of the Agreement is hereby amended and shall read as follows:

     "(a) Subject to limitations in this Agreement and COMPANY's compliance with all terms and conditions of this Agreement, including the attached Exhibits, MS grants to COMPANY's a non-exclusive, limited license to:

          (i) install one (1) copy of Product software on a Customer System hard disk or ROM ("Preinstalled Product Software") in accordance with the applicable provisions of Exhibit(s) C and instructions accompanying the Product Deliverables; and

          (ii) distribute with Customer System(s):

               (A) one (1) copy of Preinstalled Product Software,

               (B) one (1) copy of Product software on external media (i.e., diskette or CD-ROM) as acquired from Authorized Replicator, and

               (C) one (1) copy of product end user documentation as acquired from Authorized Replicator. With respect to Supplements, MS may also grant to COMPANY one or more non-exclusive, limited additional rights, including without limitation, those set forth in Exhibit F hereto, in a "Supplement Addendum" for such Supplement. If COMPANY decides to exercise any such additional rights granted for a particular Supplement, COMPANY agrees to fully comply with all of the terms and conditions of the applicable Supplement Addendum, regardless of whether the particular terms of the Supplement Addendum are described in Exhibit "F."

3. Section 2(d) of the Agreement is hereby amended and shall read as follows:

         "(d) (i) COMPANY shall include APM with Product software distributed by COMPANY.

                  (ii) COMPANY must distribute one (1) copy of such Product end user documentation as may be required by MS with and inside the package of each Customer System distributed with Product software. One (1) copy of any Product end user documentation that MS does not require COMPANY to distribute with the Product software shall be made available by COMPANY to the licensed end user of the Product software either (A) inside the Customer System package, or (B) directly through an MS authorized fulfillment source in accordance with MS' then current specifications for fulfillment of Product end user documentation. Product end user documentation shall not be available through any other COMPANY distribution channel.

                  (iii) COMPANY may make Product software on external media (i.e., diskette or CD-ROM) available to licensed end users of the Product software to replace a copy of Product software originally distributed by COMPANY in accordance with this Agreement which is defective in media or reproduction directly through an MS authorized fulfillment source in accordance with MS' then current specifications for fulfillment of Product software replacement media. Product software replacement media shall not be available through any other COMPANY distribution channel.

                  (iv) MS shall provide COMPANY from time to time with a list of fulfillment sources authorized by MS."

4. Section 2(e) of the Agreement is hereby amended and as amended shall read as follows:

         "(e) COMPANY's license shall extend to Update Releases, Version Releases, and Supplements. COMPANY's license shall not extend to Product Releases."

5. New Sections 3(h) and 3(i) are hereby added to the Agreement and shall read as follows:

         "(h) If any Exhibit C to the Agreement does not contain a "Per System Royalty Calculation" Section or "Per Copy

         Royalty Calculation" Section, then the following shall apply to royalties for Products licensed under such Exhibit(s) C:

                  (i) For Product(s) specified in the applicable Exhibit C as licensed on a "per system" basis, COMPANY agrees to pay
         MS the royalty set forth in the applicable Exhibit C for each Customer System distributed or placed in use by or for COMPANY. For Product(s) specified in the applicable Exhibit
         C as licensed on a "per copy" basis, COMPANY agrees to pay
         MS the royalty rates set forth in the applicable Exhibit C for each unit of Product licensed or distributed by COMPANY.

                  (ii) If in any three monthly reporting periods (whether or not consecutive), COMPANY' s reported shipments of the applicable Customer System (for Product licensed on a per system basis) or Product (for Product licensed on a per copy basis), respectively, are twenty percent (20%) or more below COMPANY's estimated monthly volume specified in the Product table in the applicable Exhibit C, COMPANY and MS shall negotiate an increase in the royalty rate(s) to reflect COMPANY's lower shipment volumes. If, for any reason, MS and COMPANY are unable to agree upon new royalty rate(s) within thirty (30) days after the date COMPANY's royalty report is due for the third such low-volume month, COMPANY's royalty rate(s) for each Product included in the volume estimate accompanying the royalty rate shall increase by twenty percent (20%). Such increased royalty rate(s) shall be in effect for the remainder of the term of the Agreement commencing with the monthly reporting period following the third low-volume month. Provided, however, that if COMPANY's reported monthly volume returns to or exceeds the original estimated monthly volume for any three
         (3) consecutive months thereafter, COMPANY's royalty rate(s) shall be restored to the rate(s) specified in the Product table in the applicable Exhibit C commencing with the monthly reporting period following such three (3) consecutive months.

                  (iii) In addition, COMPANY agrees to pay MS the Localization Additional Royalty specified in Exhibit(s) C for each unit of non-US English version of Product distributed or placed in use by COMPANY.

                  (iv) Where multiple "Releases" (i.e., Update Releases, Version Releases or Product Releases), language versions, or media versions (e.g., MS-DOS and MS-DOS ROM) of a Product are licensed for the same Customer Systems, COMPANY may distribute only one copy of Product software in addition to one copy of Preinstalled Product Software in one language and Release for use on each such Customer System. COMPANY shall pay MS the royalty applicable to the Release and language version shipped. Any Customer System licensed on a per system basis for more than one Update Release or Version Release of a Product, but distributed without Product, shall bear the base royalty for the most recent Release of Product licensed."

"(i) If, at any time, MS becomes aware of any distribution of Product in violation of the Agreement, then without limiting its remedies, MS may charge COMPANY for each such unit of Product, an additional royalty equal to thirty percent (30%) of the highest royalty for the Product(s). COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS' invoice."

6. Section 3(f) of the Agreement is hereby mended and shall read as follows:

         "(f) No royalty shall accrue to MS for Product software (i) used by COMPANY solely for testing system; (ii) shipped to replace copies defective in media or reproduction, provided that such replacement copies are distributed in accordance with Section 2(d) above at no charge to the end user, except for COMPANY's reasonable cost of materials and shipping and handling costs; (iii) shipped as a backup copy in addition to Pre-installed Product Software in accordance with Section 2(a)(ii); or (iv) used solely for demonstrations of Customer Systems to prospective customers if clearly marked "For Demonstration Purposes Only" (not to exceed fifty (50) copies per Product)."

7. Section 6(d) of the Agreement is hereby amended and as amended shall read as follows:

         "(d) (i) COMPANY agrees to provide end user support for the Product(s) under terms and conditions at least as favorable to the end user as the terms under which COMPANY provides support for COMPANY's Customer Systems to end users generally, but which in no event shall be less than commercially reasonable end user support. COMPANY further agrees to provide end users with telephone customer support and to prominently display its customer support telephone number for such assistance in or on Customer System documentation.

                  (ii) COMPANY shall not advertise or otherwise market the Products as separate items, but shall clearly indicate in all marketing materials relating to the Products and Customer System(s) that the Products are available only as part of a Customer System. COMPANY shall not publish or otherwise mark a separate price for the Product(s).

                  (iii) COMPANY agrees that it shall not distribute the Product in encrypted form, except as otherwise specifically provided in this Agreement.

                  (iv) COMPANY shall not modify or delete any part of the Product software in any manner, except as expressly permitted in the applicable Exhibit C.

                  (v) COMPANY shall acquire all components of each unit of Product to be distributed with a Customer System (i.e., APM, Product end user documentation, and Product software on external media, as applicable) from a single Authorized Replicator and in a single package or stock keeping unit. Provided, however, this shall not preclude COMPANY from acquiring separate units of Product from multiple Authorized Replicators.

                  (vi) All orders placed with Authorized
         Replicators, and payments to the Authorized
         Replicators, shall be made by COMPANY or COMPANY Subsidiaries. Shipments by Authorized Replicators may be delivered only to locations owned or controlled by COMPANY, COMPANY Subsidiaries or, if applicable, Third-Party Installers, as defined in Exhibit I. COMPANY hereby certifies that all addresses to which COMPANY or COMPANY Subsidiaries request Product delivered shall comply with the foregoing requirement."

8. Section 10(b) is hereby amended and as amended shall read as follows:

         "(b) Termination due to breach of Sections 6(a)(i) 6(b), 8, 13, 14(a), 14(c) or (if applicable) Exhibit S shall be effective upon notice to the defaulting party. Termination due to Section 10(a)(iv) shall be effective upon notice or as soon thereafter as is permitted by applicable law. At the option of the non-defaulting party, termination due to a breach of any provision of this Agreement may be effective upon notice to the defaulting party if such party has received two (2) or more previous notices of default during the term of this Agreement (whether or not such previous defaults have been cured). In all other cases, termination shall be effective fifteen (15) days after notice of termination to the defaulting party if the defaults have not been cured within such fifteen (15) day period."

9. The attached Exhibit C5 is hereby added to the Agreement.


10. The attached Exhibit C6 is hereby added to the Agreement.

11. The attached Exhibit C7 is hereby added to the Agreement.

12. Exhibits C1, C2 and C4 (Microsoft windows NT Workstation version 3.51) shall terminate July 31, 1996.

13. The attached Exhibit D is hereby added to the Agreement. Exhibit D shall apply only to Products licensed in accordance with those Exhibit(s) C to the Agreement which do not contain a "COMPANY Brand Names and Trademarks" Section, if any.

14. The attached Exhibit F is hereby added to the Agreement.

15. Exhibit N of the Agreement is hereby amended and replaced with the attached Exhibit N.

16. The term of the Agreement is hereby extended until one (1) year from the end of the calendar quarter in which the Amendment Date occurs.

All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

NOTICE:

For Product(s) specified in Exhibit C as licensed under the "per system" royalty calculation provisions, please note the following:

This is a Microsoft Per System License. As a Customer, you may create a "New System" at any time that does not require the payment of a royalty to Microsoft unless the Customer and Microsoft agree to add it to the License Agreement

Any New System created may be identical in every respect to a system as to which the Customer pays a Per System royalty to Microsoft provided that the New System has a unique model number or model name for internal and external identification purposes which distinguishes it from any system the Customer sells that is included in a Per System License. The requirement of external identification may be satisfied by placement of the unique model name or model number on the machine and its container (if any), without more.

If the Customer does not intend to include a Microsoft operating system product with a New System, the Customer does not need to notify Microsoft at any time of the creation, use or sale of any such New System, nor does it need to take any particular steps to market or advertise the New System.

Under Microsoft's License Agreement, there is no charge or penalty if a Customer chooses at any time to create a New System incorporating a non-Microsoft operating system. If the Customer intends to include a Microsoft operating system product with the New System, the Customer must so notify Microsoft, after which the parties may enter into arm's length negotiation with respect to a license to apply to the New System.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.

MICROSOFT CORPORATION                         LIUSKI INTERNATIONAL, INC.


------------------------------                ------------------------------
By                                            By


------------------------------                ------------------------------
Name (Print)                                  Name (Print)


------------------------------                ------------------------------
Title                                         Title


------------------------------                ------------------------------
Date                                          Date

                                   EXHIBIT C5
                             WINDOWS DESKTOP FAMILY
                            Effective August 1, 1996

                                  PRODUCT TABLE




      Product         Language     Applicable   Per System     Per Copy     Localization   Added by
      Name and        Version(s)   Additional   Royalty        Royalty      Additional     Amendement
      Version            **        Provisions       *              *          Royalty        Number




   1.Windows Desktop                            Royalty:       Royalty:
    Family:                          (a)       US$67.00       US$75.00       US$6.00            6

         A            EN, A, BP,   (a), (b),    Royalty        Royalty     Localization
    Windows(R) 95     CH, D, DA,   (c), (f)     Specified     Specified     Additional
     operating        DU, EE, F,                  for            for         Royalty
     system, OR       FF, FR,                   Windows        Windows    Specified for
                      HB, J, E,                 Desktop        Desktop       Windows
                      DU, P,                    Family         Family        Desktop
                      PRC, RU, Z                 Above          Above      Family Above

     B. MS-DOS(R)     EN, A, BP,   (a), (c),    Royalty        Royalty     Localization
     operating        CH, D, DA,   (e), (f)     Specified     Specified     Additional
       system         DU, EE, F,                   for           for         Royalty
      Version         FF, FR,                    Windows       Windows    Specified for
      6.22 and        HB, J, E,                  Desktop       Desktop       Windows
      Enhanced        DU, P,                     Family        Family        Desktop
     Tools for        PRC, RU, Z                  Above         Above      Family Above
      MS-DOS(R)
    Version 1.0
        and
      Windows(R)
     operating
       system
      Version
      3.1, OR

         C            EN, A, BP,   (a), (c),    Royalty        Royalty     Localization
      MS-DOS(R)       CH, D, DA,   (d), (f)     Specified     Specified     Additional
     operating        DU, EE, F,                   for           for         Royalty
       system         FF, FR,                    Windows       Windows    Specified for
      Version         HB, J, E,                  Desktop       Desktop       Windows
      6.22 and        DU, P,                     Family        Family        Desktop
      Enhanced        PRC, RU, Z                  Above         Above      Family Above
     Tools for
      MS-DOS(R)
    Version 1.0
        and
      Windows(R)
        for
     Workgroups
     operating
       system
      Version
      3.11, OR


                                     - 16 -




         D.           EN, A, BP,    (a), (b),   US$65.00     US$75.00       US$6.00
    Windows NT(R)     CH, D, DA,    (c), (g)
    Workstation       DU, EE, F,                   In           In         In Addition
    Version 4.0       FF, FR,                   Addition     Addition        to the
       (x86/          HB, J, E,                  to the       to the     Localization
      Pentium(TM)     DU, P,                    Royalty      Royalty      Additional
     compatible       PRC, RU, Z               Specified    Specified       Royalty
      version                                     for          for        Specified
                                                Windows      Windows     for Windows
                                                Desktop      Desktop       Desktop
                                                Family       Family      Family Above
                                                 Above        Above

                                              Estimated     Estimated
                                               Monthly       Monthly
                                              Volume for    Volume for
                                               Windows       Windows
                                               Desktop       Desktop
                                               Family:       Family:
                                                6,000         -----
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
    2. Windows(R)        EN       (c), (d),    Royalty       Royalty       US$4.00
        for                       (f), (h)     US$-----      US$-----
     Workgroups
     operating
       system
      Version
        3.11
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
   3. Windows(R)         EN       (c), (e),    Royalty       Royalty       US$4.00
     operating                    (f), (h)     US$-----      US$-----
       system
    Version 3.1
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
     4. MS-DOS(R)        EN       (c), (e),    Royalty       Royalty       US$2.00
     operating                      (f)        US$----       US$-----
       system
      Version
        6.22
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
    5. Enhanced          EN       (c), (e),    Royalty       US$0.50
       Tools                         (f)       US$-----
      Version
      1.02 for
      MS-DOS(R)
        6.22
------------------------------------------------------------------------------------

* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table and the Product is indicated as licensed for one or more Customer System(s) in the Customer System table of this Exhibit C.

** Language Version Key: A = Arabic, BP = Portuguese (Brazil), CE = Cyrillic Enabled, CH = Traditional Chinese, CZ = Czech, D = German, DA = Danish, DU =

Dutch, E = Spanish, EE = Eastern and Central European, EN = USA English, F = French, FF = France's French, FI = Finnish, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, J = Japanese, N = Norwegian, P = Portuguese, PE = Pan European English, POL = Polish, PRC = PRC Simplified Chinese, RU = Russian, SL = Slovenian, SW = Swedish, TH = Thai, TR = Turkish, Z = International English. If the release listed in the Product Table above is not available in a particular licensed language, COMPANY's license shall include the latest available preceding release in such language. If COMPANY is licensed for the EN version of Product and if a Localization Additional Royalty is specified in the Product table above, then in addition to the language versions specified in the Product table above, COMPANY may receive Product Deliverables for the licensed Product in available language versions listed in the Language Key (except CH, HAN, J, and PRC which may only be added by amendment) by sending a written request to the attention of OEM Accounting Services at the address listed in Exhibit N for royalty reports. Localized versions are licensed on an if and as available basis.

                             INITIAL PAYMENT AMOUNT

     The Initial Payment Amount for Products licensed under this Exhibit C shall be Zero Dollars (US$0.00), and shall be paid in accordance with Section 3(b) of the Agreement.

                            ADDITIONAL PROVISIONS KEY
             (Note: Only those Additional Provisions applicable to licensed Product(s) appear. Section lettering may not be consecutive)

     (a) If COMPANY is licensed for the Windows Desktop Family, COMPANY may distribute not more than one (1) of the listed Product combinations or Products (i.e., A or B or C or D) with each licensed Customer System. COMPANY's report shall separately indicate the number of each such Product or combination (A, B, C, or D) that COMPANY distributes. COMPANY shall acquire all components of each unit of Product or combination of Products to be distributed with a Customer System (i.e., APM, Product end user documentation, and Product software on external media, as applicable) from a single Authorized Replicator and in a single package or stock keeping unit.

     (b) (1) COMPANY is not licensed to, and agrees that it will not, modify, in any way, or delete any aspect of the Product software (including, without limitation, any features, shortcuts, icons, "wizards", folders (including sub-folders) or programs of Product software) as delivered by MS in the Product Deliverables, except if and as specifically permitted below or in the OPK User's Guide ("OPK") provided in the Product Deliverables. In particular, and without limitation, this means that COMPANY is not licensed to and agrees that it will not:

     (A) Modify or obscure, in any way, the sequence or appearance of any screens displayed by the Product software as delivered by MS from the time the Customer System completes BIOS processing after being switched on by the end user and transfers control to the Product software loaded from the hard disk ("End User Boot") until the time that the "Welcome to [Product name]" program has been run and closed by the end user and the Customer System displays the Product software "desktop" screen defined in the OPK ("Desktop Screen").

     (B) Except as provided in (C), display any content (including visual displays or sound) from End User Boot through and including the time that the Customer System has displayed the Desktop Screen.

     (C) Modify or obscure, in any way, the appearance of the Desktop Screen (including without limitation, the addition or modification of background wallpaper bitmaps displayed upon End User Boot); provided, however, that COMPANY may add icons or folders to the Desktop Screen provided that any such icons are the same size and substantially similar shape as icons included on the Desktop Screen as delivered by MS and that any such folders are the same size, shape and appearance as folders included on the Desktop Screen as delivered by MS.

     (D) Use any portion of Product software to enable any programs or other content to run or appear prior to End User Boot.

     (E) Configure any programs (including without limitation any "shells", "screen savers" or "welcome" scripts), "wizards" or other content to be enabled, run or initialized automatically (i.e. without requiring a deliberate act of the end user) from an icon or folder on the Desktop Screen or from the "Start" Menu of the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, COMPANY agrees that it shall not (1) populate with any programs or other content the Product software "Start- up" directory (i.e., "Windows\Start\Menu\Programs\StartUp" folder for Windows 95, or "%windir%\profiles\user(s)\Start Menu\Programs\Startup" folder for Windows NT Workstation) or (2) populate the boot.ini, config.sys, autoexec.bat, win.ini, system.ini, system.dat or user.dat files in any manner which will cause any program or content to run or load automatically upon End User Boot, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., network cards, printers, etc.).

     (F) Modify or add content to any directories installed by the Product software, except as permitted in the OPK for preinstallation of applications by COMPANY.

     (2) If COMPANY enters registration information on behalf of end users in the boxes provided for the on-screen end user registration process for the Product software, COMPANY shall not enter its own name or make any other false or fictional registrations. COMPANY may not (i) relieve end users of their obligations to enter Certificate of Authenticity ("COA") registration numbers in the on-screen end user registration process and to reply to on-screen end user license agreement inquiries or (ii) insert COA registration numbers or reply to end user license agreement inquiries for or on behalf of end users.

     (3) With respect to Windows 95, if and only if COMPANY distributes the Product software solely as Preinstalled Product Software (i.e., without a back-up copy of the Product on CD, diskette, magnetic tape, or other external media) with any Customer System, then COMPANY shall also preinstall the Microsoft Create System Disk Tool together with the back-up diskette images ("CAB" files) contained in the OPK on the hard disk drive of such Customer System to enable the end user to make a back-up copy of the Product software according to the terms of the EULA. Diskette images may only be used with the Microsoft Create System Disk Tool. COMPANY may not distribute, use, or authorize the use of the Microsoft Create System Disk Tool or diskette images except as provided in this Additional Provision or as specified in the OPK.

     (4) With respect to Windows 95, notwithstanding anything to the contrary contained in the definition of "Product Release" in this Agreement, Windows 95 (and any subsequent releases of Windows which may be designated by a change in the calendar year - e.g., Windows 96, 97, 98, etc.) shall be deemed to be a Product Release.

     (5) Any EULA for the Product distributed by COMPANY must be identical to the on screen EULA presented to the end user during Product setup.

     (6) COMPANY agrees that it will preinstall and begin shipment of the most current licensed release of Product (i.e., Product Release, Version Release, Update Release or Supplement) on all Customer System models first distributed on or after the ninetieth (90th) day (or an earlier date, at COMPANY's option) following MS' shipment of the corresponding OPK or OPK supplement for such release; provided that if shipment of the OPK or OPK supplement from MS occurs between September 1st and October 31st of a given calendar year, COMPANY agrees that it will begin shipment of most current licensed release of Product no later than February 1st of the following year.

(c) (1) Notwithstanding anything to the contrary contained in the Agreement (including Exhibits), COMPANY may distribute Product(s) only with Customer Systems which are marketed and distributed exclusively under COMPANY's or COMPANY Subsidiaries' brand names, trade names and trademarks. The Product(s) may not be distributed with Customer Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks. If, at any time, MS becomes aware of any violation of the foregoing, then without limiting its remedies, MS may charge COMPANY for each such Customer System an additional royalty equal to thirty percent (30%) of the highest royalty for the Product(s). COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS' invoice.

     (2) The royalty rate(s) specified above require pre- installation of the Product as the "default" operating system on each Customer System distributed with the Product (i.e., the Product will set up and execute unless the user configures the Customer System otherwise). COMPANY shall preinstall the Product software solely in accordance with the installation instructions set forth in the OPK Users Guide" included in the preinstallation kit portion of the Product Deliverables ("OPK"). COMPANY may use the information, tools and materials contained in the OPK solely to preinstall the Product software in accordance with the OPK User's Guide and for no other purpose. Other than as specified in the OPK User's Guide, COMPANY shall not modify the Product software, nor delete or remove any features or functionality without the written approval of MS in each instance.

     (3) The following shall replace Section 3(a)(iii) with respect to Products licensed in accordance with this Exhibit C:

                  "(iii) If in any three monthly reporting periods (whether or not consecutive), COMPANY's reported shipments of the applicable Customer Systems licensed for the Windows Desktop Family (if licensed on a per system basis) or units of Windows Desktop Operating System Family (if licensed on a per copy basis) are twenty percent or more below COMPANY's estimated monthly volume specified for such basis (i.e., per copy or per system) for the Windows Desktop Family in the Product table above, COMPANY and MS shall negotiate an increase in the royalty rate(s) for all Product(s) licensed under this Exhibit C on such basis to reflect COMPANY's lower shipment volumes. If, for any reason, MS and COMPANY are unable to agree upon new royalty rate(s) within thirty
         (30) days after the date COMPANY's royalty report is due for the third such low-volume month, COMPANY's royalty rate(s) for each of the Products licensed under this Exhibit C on such basis shall increase by twenty percent (20%). Such increased royalty rate(s) shall be in effect for the remainder of the term of the Agreement commencing with the monthly reporting period following the third low-volume month. Provided, however, that if COMPANY's reported monthly volume for such basis of Windows Desktop Family returns to or exceeds the original estimated monthly volume for any three (3) consecutive months thereafter, COMPANY's royalty rate(s) for all Product(s) licensed under this Exhibit C on such basis shall be restored to the rate(s) specified in the Product table above commencing with the monthly reporting period following such three consecutive months."

     (4) Shipments of (i) Windows, Windows for Workgroups, MS- DOS, and Enhanced Tools licensed hereunder on an individual Product basis, or (ii) of Customer Systems licensed solely for such Products on an individual Product basis, shall not be included in the calculation of COMPANY's shipments for purposes of determining the Estimated Monthly Volume(s) for Windows Desktop Family Products in the Product table above. Accordingly, shipment of such Products and Customer Systems shall not be included in the calculation of shipments necessary to maintain the current royalty rate(s) in accordance with Additional Provision
(c)(3) above.

     (5) COMPANY's license for this Product under this Exhibit C shall be effective as of the later of (i) the Effective Date of the Agreement; (ii) the Amendment Date of the Amendment by which this Exhibit C is added to the Agreement, or (iii) August 1, 1996.

     (6) If the same Customer System is licensed on a per system basis for both the Windows System Family and for individual operating system Product(s) (e.g., Windows, Windows for Workgroups, or MS-DOS) in this Exhibit C, COMPANY shall be relieved of its obligation to pay the royalty for the individual operating system Product(s) provided that (i) COMPANY does not ship both the individual operating system Product(s) and the Windows Desktop Family with such Customer System; and (ii) COMPANY reports and pays MS the royalty due for the Windows Desktop Family.

     (7) COMPANY may not (i) distribute both Windows 95 and any other MS operating system Product with the same Customer System; (ii) distribute both Windows NT Workstation and any other MS operating system Product with the same Customer System; or (iii) distribute both Windows and Windows for Workgroups with the same Customer System.

     (8) Provided a "per copy" royalty rate is listed for the Product in the table above, if COMPANY distributes this Product with a computer system which is not listed as licensed for this Product in the Customer System table of this Exhibit C, but which otherwise meets all of the requirements for a "Customer

System" for this Product, then such computer system shall be deemed a licensed Customer System for the Product on a per copy basis and COMPANY agrees to comply with all of the terms and conditions of this Agreement with respect to any such distribution of Product.

     (9)  Notwithstanding  anything  to the  contrary  contained  in  Section 2,
COMPANY must distribute Product documentation with each Customer System distributed with Product software. A COA must be affixed to or accompany each copy of Product documentation.

(d) Windows for Workgroups version 3.11 includes Microsoft At Work fax transmission software, which provides methods for stand- alone and networked computers to send and receive fax messages with certain security levels. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, OEMs should provide only the version of Windows for Workgroups version 3.11 designed for France to avoid violating the Decree.

(e) (1) The PRC language version of the Windows operating system Product is version 3.2. The Japanese language version of the MS-DOS operating system is version 6.2/V. The Japanese language version of Enhanced Tools for MS-DOS 6 is 1.0/V.

     (2) The PRC language versions of Windows and MS-DOS are available with only simplified Chinese character fonts licensed from a third party. COMPANY acknowledges that such fonts may differ in quality and characteristics to Chinese character fonts available in other Microsoft Products.

     (3) The PRC language versions of Windows and MS-DOS are available only through selected Authorized Replicators as specified by MS. From time to time, MS shall provide an updated list of Authorized Replicators through which the PRC language version of this Product is available.

     (4) The packaging for the PRC language version of this Product distributed with Customer Systems within or to the PRC shall be clearly marked in both English and simplified Chinese, "Not for distribution or use outside the People's Republic of China".

(f) (1) Notwithstanding anything to the contrary in Sections 2 and 6 of the Agreement, COMPANY may install one or more language versions (listed in the Language Version box above) of Product software with each applicable Customer System provided that COMPANY complies with the following restrictions.

          (i) COMPANY may distribute such multiple language versions of Product software only in the form of Preinstalled Product Software. COMPANY may distribute only one backup copy of Product software in one language version for use on each such Customer System;

          (ii) COMPANY shall use the MS set-up utility included in the Product Deliverables which allows the end-user to choose one, and only one, language version of Product for the Customer System;

          (iii) COMPANY shall follow all guidelines and procedures set forth in the Product Deliverables regarding the installation, set-up, and initialization of multiple language versions of Product software; and

          (iv) COMPANY shall clearly indicate to end-users, including without limitation, in advertising and on Customer System packaging, that end-users shall have access to one language version only.

     (2) COMPANY hereby indemnifies MS from and against all damages, costs and attorneys' fees arising from claims or demands resulting from COMPANY's distribution of multiple language versions including, without limitation, claims that the end-user is entitled to use more than one language version of the Product or that advertisements, Customer System packaging, or other representations made by or for COMPANY are false and/or misleading.

     (3) COMPANY's report shall separately indicate the number of Customer Systems distributed with each combination of language versions of Product.

     (4) Provided COMPANY complies with all terms and conditions of this Agreement, including this Additional Provision (f), for purposes of the royalty calculation provisions of Section 3, preinstallation of multiple language versions of Product performed in accordance with the instructions for multiple language installation provided in the OPK shall constitute "one language" version. In such event, COMPANY shall pay the highest royalty applicable to the language versions distributed.

     (5) If COMPANY does not comply with all of the requirements stated above, in addition to any other remedies MS may have, COMPANY shall pay MS the applicable royalty for each language version of Product software included with the Customer System.

(g) (1) Notwithstanding anything to the contrary contained in Section 2 of the Agreement, COMPANY's license for this Product shall extend to Windows NT Workstation version 3.51.

     (2) In order to support end-users of this Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY's expense, the Microsoft Certified Professional program for this Product.

     (3) Though the Product Deliverables for this Product may include versions of the Product designed for other types of microprocessers, COMPANY is licensed to distribute the Product only with and for use on Customer Systems based on the Intel x86, Pentium or compatible architecture.

     (4) If Customer System(s) licensed for this Product under this Exhibit C are also licensed for a prior release of this Product under another agreement, then:

          (i) COMPANY's license to distribute such prior release of this Product with such Customer Systems under the other agreement shall expire as of the end of the calendar quarter in which the Effective Date of this Agreement or the Amendment Date of the Amendment adding this Exhibit C, as applicable, occurs; and

          (ii) COMPANY shall pay and report for any licensed releases of this Product only under this Agreement for such Customer Systems thereafter.

     (5) The royalty rates specified in the Product table apply to shipment of Customer Systems which are capable of utilizing one (1) or two (2) microprocessors. For Customer Systems which are capable of utilizing three (3) or four (4) microprocessors, COMPANY agrees to pay MS 2.5 times the royalty rates specified in the Product Table [i.e., Royalty = 2.5 x (Windows Desktop Family royalty + Windows NT Workstation additional royalty)]. COMPANY is not licensed to distribute this Product on Customer Systems which are capable of utilizing more than four (4) microprocessors.

(h) If the same Customer System is licensed on a per system basis for both Windows and Windows for Workgroups, but is not licensed for the Windows Desktop Operating System Family on a per system basis, COMPANY shall be relieved of its obligation to pay the royalty for Windows provided that (i) COMPANY does not ship both Windows and Windows for Workgroups with such Customer System; and (ii) COMPANY reports and pays MS the royalty due for Windows for Workgroups.

                                CUSTOMER SYSTEMS

COMPANY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user; (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, a hard disk drive (except if the Product software is installed in ROM), and a case. Each listed Customer System must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY's books and records) and externally (on the Customer System case and packaging). For each Product which COMPANY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether COMPANY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.). Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that COMPANY designates models by model line or series in this Exhibit C, then COMPANY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to COMPANY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Customer System.

                              CUSTOMER SYSTEM TABLE


Product Number Key: 1 = Windows Desktop Family, 2 = Windows for Workgroups 3.11; 3 = Windows 3.1; 4 = MS-DOS 6.2; 5 = Enhanced Tools for MS-DOS 6.2

Royalty Basis Key: C = per copy, S = per system; Product box is blank, such Product is not licensed for distribution with the listed Customer System.


====================================================================================================================================
                                                                                                Product Number
------------------------------------------------------------------------------------------------------------------------------------
                                           Processor
         Model Name or Model Number           Type            1         2         3         4         5         6         7        8
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                   i486            S
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                 Pentium           S
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                 Pentium           S
                                              Pro
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  Cyrix            S
                                              5x86
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  Cyrix            S
                                              6x86
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  AMD 486          S
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  AMD K5           S
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System case and in COMPANY's internal books and records).

                                   EXHIBIT C6
                           ADDITIONAL SYSTEMS PRODUCTS

--------------------------------------------------------------------------------------------------------------------
      Product          Language      Applicable      Per System      Per Copy             Localization             Added by
      Name and        Version(s)     Additional        Royalty        Royalty              Additional              Amendment
      Version             **         Provisions           *              *                  Royalty                 Number

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
      1. Plus!        EN, A, BP,      (b), (d),        US$6.00       US$_____               US$1.50                    6
    Version 1.0       CH, D, DA,         (e)
        for           DU, EE, F,                      Estimated      Estimated
    Windows(R) 95     FF, FR,                         monthly        monthly
                      HB, J, E,                        volume:        volume:
                        DU, P,                          6,000          _____
                      PRC, RU, Z
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
     2. CD-ROM            EN          (a), (c),       US$_____       US$_____               US$_____
     Extensions                          (e)           (Single        (Single
    Version 2.2                                         User)          User)
    for MS-DOS(R)                                     Estimated      Estimated
                                                       monthly        monthly
                                                       volume:        volume:
                                                        _____          _____

-----------------------------------------------------------------------------------------------------------------------------------


* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table and the Product is indicated as licensed for one or more Customer Systems in the Customer System table of this Exhibit C.

** Language Version Key: A = Arabic, BP = Portuguese (Brazil), CE = Cyrillic Enabled, CH = Traditional Chinese, CZ = Czech, D = German, DA = Danish, DU = Dutch, E = Spanish, EE = Eastern and Central European, EN = USA English, F = French, FF = France's French, FI = Finnish, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, J = Japanese, N = Norwegian, P = Portuguese, PE = Pan European English, POL = Polish, PRC = PRC Simplified Chinese, RU = Russian, SL = Slovenian, SW = Swedish, TH = Thai, TR = Turkish, Z = International English. If COMPANY is licensed for the EN version of Product and if a Localization Additional Royalty is specified in the Product table above, then in addition to the language versions specified in the Product table above, COMPANY may receive Product Deliverables for the licensed Product in available language versions listed in the Language Key (except CH, HAN, J, and PRC which may only be added by amendment) by sending a written request to the attention of OEM Accounting Services at the address listed in Exhibit N for royalty reports.

                             INITIAL PAYMENT AMOUNT

The Initial Payment Amount for Products licensed under this Exhibit C shall be Zero Dollars (US$0.00), and shall be paid in accordance with Section 3(b) of the Agreement.

                            ADDITIONAL PROVISIONS KEY
         (Note: Only those Additional Provisions applicable to licensed
          Product(s) appear. Section lettering may not be consecutive)


(a) For each copy of the Product licensed by COMPANY on a multiple-user basis, COMPANY shall pay the royalty rate described above for each user up to a maximum of five (5) users, plus one- half of the royalty rate for each additional user in excess of five (5) users [For example, where the royalty specified in the table above is R, if COMPANY licenses the Product for ten (10) users, the royalty due for such unit of Product would be the sum of 5R + 2.5R].

(b) This Product is designed for use with Windows 95 and may not function properly with other operating system products.

(c) The royalty rate(s) specified above require pre-installation of the Product on each Customer System distributed with the Product.

(d) The royalty rate(s) specified above require pre-installation of the Product on each Customer System distributed with the Product, except for those Customer System(s) on which COMPANY preinstalls multiple language versions of Windows 95 in accordance with the Exhibit C for Windows 95.

(e) Provided a "per copy" royalty rate is listed for the Product in the table above, if COMPANY distributes this Product with a computer system which is not listed as licensed for this Product in the Customer System table of this Exhibit C, but which otherwise meets all of the requirements for a "Customer System" for this Product, then such computer system shall be deemed a licensed Customer System for the Product on a per copy basis and COMPANY agrees to comply with all of the terms and conditions of this Agreement with respect to any such distribution of Product.

                                CUSTOMER SYSTEMS

COMPANY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user, (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, and a case. Each listed Customer System must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY's books and records) and externally (on the Customer System case and packaging). For each Product which COMPANY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether COMPANY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series, e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.)." Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that COMPANY designates models by model line or series in this Exhibit C, then COMPANY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to COMPANY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Customer System.

Product Number Key: 1 = Plus! 1.0; 2 = CD-ROM Extensions 2.2

Royalty Basis Key: C = per copy, S = per system; if Product box is blank, such Product is not licensed for distribution with the listed Customer System.


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Product Number
------------------------------------------------------------------------------------------------------------------------------------
                                                 Processor
Model Name or Model Number                 Type            1         2         3         4         5         6         7        8
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                         i486            S
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                       Pentium           S
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                       Pentium           S
                                           Pro
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                        Cyrix            S
                                           5x86
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                        Cyrix            S
                                           6x86
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                       AMD 486           S
------------------------------------------------------------------------------------------------------------------------------------
        Magitronic                       AMD K5            S
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System case and in COMPANY's internal books and records).

                                   EXHIBIT C7

                        WINDOWS NT(R) WORKSTATION UPGRADE

                                   (Per Copy)

* If Royalty Basis, Language Version(s), and Maximum Number of Units of Product are not specified for a particular Product in the table below, then such Product is not licensed under this Agreement.

**  Language  Key: D = German,  E =  Spanish,  EN =  English,  FR = French,  J =
Japanese


---------------------------------------------------------------------------------------------------------------------
     Product Name        Language      Applicable      Royalty/         Non-          Maximum        Added by
      and Version       Version(s)     Additional       Basis*         English       Number of       Amendment
                            **         Provisions                    Additional      Units of         Number
                                                                      Royalty        Product*
---------------------------------------------------------------------------------------------------------------------
      Windows NT(R)         EN          (a), (b),      US$55.00        US$6.00          200              6
      Workstation                       (c), (d),      per copy
        Upgrade                         (e), (f),
      Version 4.0                       (g), (h)
---------------------------------------------------------------------------------------------------------------------



                     ROYALTY CALCULATION, ORDER, AND PAYMENT

Notwithstanding anything to the contrary contained in Section 3 of the Agreement, the following royalty calculation, order and payment terms shall apply to this Product:

1. COMPANY agrees to pay MS the royalty rates set forth above for each unit of Product ordered by COMPANY.

2. In addition, COMPANY agrees to pay MS the Non-English Additional Royalty specified above for each full or partial unit of Non-English versions of Product ordered by COMPANY. Non- English versions are provided if and when available.

3. COMPANY may order no more than the Maximum Number of Units of Product indicated in the Product Table above.

4. COMPANY shall prepay to MS the royalties due for each unit of Product in advance of each order placed with the Authorized Replicator by wire transfer in accordance with the royalty payment information specified in Attachment 1 hereto. COMPANY shall identify the quantity of each language version of Product to be ordered when making payment. Each payment must be for a minimum of one hundred (100) units of Product. Royalties exclude any charges by Authorized

                                   EXHIBIT C7
                                   (Continued)


Replicator for units of Product ordered by COMPANY. COMPANY must make Product order prepayments for a given language version of Product before the Product Distribution Expiration Date specified for such language version specified in the Product Upgrade Program Schedule below.

                        PRODUCT UPGRADE PROGRAM SCHEDULE

The current Product Upgrade Program Schedule is set forth in the table below for each language version of the Product. MS may, in its sole discretion, extend the Product Upgrade Program Schedule for one or more of the language versions of product on written notice to COMPANY.

------------------------------------------------------------------------------------------------------------------------
Language Version of Product                           English                French,                Japanese
                                                                             German &
                                                                             Spanish
------------------------------------------------------------------------------------------------------------------------
Product Distribution Expiration                    December 31,            December 31,             March 31,
Date                                               1996                    1996                     1997
------------------------------------------------------------------------------------------------------------------------


                            ADDITIONAL PROVISIONS KEY

(a) COMPANY agrees that it will not distribute Product until MS advises its OEM customers generally that Customer Systems with Windows NT Workstation Version
4.0 may be distributed.

(b) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, COMPANY shall distribute the Product only in the form/packaging available from the Authorized Replicator.

(c) For purposes of this Exhibit C, "Customer System" shall mean COMPANY computer systems which COMPANY can conclusively establish: (i) were distributed with a specific language version of Windows NT Workstation Version 3.51 ("Prior Product") prior to the Product Distribution Expiration Date specified for such language version in the Product Upgrade Program Schedule above in compliance with a valid OEM license agreement between COMPANY and MS; and (ii) were marketed and distributed under COMPANY's or COMPANY Subsidiaries' (and not any third party's) brandnames and trademarks.

(d) Notwithstanding anything to the contrary contained in Sections 2 and 6 of the Agreement, COMPANY may distribute the Product only as an "upgrade" provided by COMPANY separate from a Customer System directly (without use of dealers or other intermediaries) to an existing authorized end-user of the Prior

                                   EXHIBIT C7
                                   (Continued)


Product on a Customer System. COMPANY's license to distribute each language version of the Product under this Exhibit C shall expire on the Product Distribution Expiration Date specified for such language version in the Product Upgrade Program Schedule above.

(e) COMPANY shall acquire the Product through one Authorized Replicator of COMPANY's choice. COMPANY shall notify MS of the Authorized Replicator through which COMPANY will acquire the Product prior to placing the first order for Product.

(f) This Product may only be distributed to end user customers located within the geographical boundaries of the United States of America, Canada, Europe and Japan.

(g) In order to support end-users of this Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY's expense, the Microsoft Certified Professional program for this Product.

(h) All marketing or promotion of the Product shall be targeted exclusively to end users of Customer Systems, as defined in this Exhibit C. COMPANY shall insert coupons or other promotional materials to offer the Product to end users inside packages of Customer Systems. COMPANY shall ensure that such coupons or materials expire not later than the Product Distribution Expiration Date set forth in the Product Upgrade Program Schedule above. COMPANY shall distribute the Product only to those end users who request the Product to be provided.

                                  ATTACHMENT 1
                TO EXHIBIT C7 FOR WINDOWS NT WORKSTATION UPGRADE

--------------------------------------------------------------------------------
                  WINDOWS NT WORKSTATION UPGRADE VERSION 4.0--
                     OEM PROGRAM ROYALTY PAYMENT INFORMATION

Please complete this form and fax to

OEM Accounting Services
FAX:              206-936-5298
PHONE:            206-882-8080

US/Canada Contact:         Jayne McKelvy
International Contact:     Leanne Furugori

1).  Company Name:

2).  License ID #:

3).  (a)  Total Quantity this Order:

     (b)  Quantity of Non-English Versions:

4).  Payment amount:

5).  Date of Payment:

6).  MS Authorized Replicator

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If COMPANY is a U.S.A. or                     If COMPANY is based outside
Canada based company, payments                the U.S.A. and Canada,
shall be made by wire transfer                payments shall be made by wire
to:                                           transfer to:
--------------------------------------------------------------------------------
         Microsoft Corporation                         Microsoft Corporation
         c/o First Interstate Bank                     c/o Citibank N.A.
         of Washington                                 399 Park Avenue
         Seattle Main Branch                           New York, NY 10043
         Seattle, WA                                   U.S.A.
         U.S.A.                                        ABA 021000089
         ABA 125-000-286                               SWIFT Code: CITIUS33
         SWIFT Code: FIWAUS66                          Account #38468231
         Account #001-025865

         Regarding: Microsoft OEM                      Regarding: Microsoft OEM
         Upgrade Order Prepayment                      Upgrade Order Prepayment
--------------------------------------------------------------------------------

COMPANY agrees to ensure that the regarding line stated above, the MS license agreement number for the Agreement, and the MS invoice number (if any) are specified on each wire transfer payment made pursuant to the Agreement.

--------------------------------------------------------------------------------
         Microsoft internal use on:
         Accounting Services document control number:
--------------------------------------------------------------------------------

                                    EXHIBIT D
                           BRAND NAMES AND TRADEMARKS

         (This Exhibit D only applies to Products licensed in accordance with those Exhibit(s) C which do not contain a "COMPANY Brand
                     Names and Trademarks" Section, if any)



           COMPANY AND COMPANY SUBSIDIARIES BRAND NAMES AND TRADEMARKS

If COMPANY Customer Systems are marketed, licensed, or distributed under COMPANY's or COMPANY Subsidiaries' brand names and trademarks which do not include COMPANY's name, those brand names and trademarks must be listed below:

Brand Names & Trademarks

1.   Magitronic
2.


                     THIRD PARTY BRAND NAMES AND TRADEMARKS

If COMPANY Customer Systems are marketed, licensed, or distributed by a third party under brand names and trademarks which do not include COMPANY's name, those brand names and trademarks and model names used for the Customer Systems by a third party must be listed below. As provided in the applicable Exhibit(s), COMPANY may not distribute certain Products with COMPANY Customer Systems that
            ---
are marketed or distributed under any third party brand names or trademarks.

Brand Names & Trademarks          Customer System            Model Name Used
                                  by Third Party

1.
2.

                                    EXHIBIT F
                                SUPPLEMENT RIGHTS

The purpose of this Exhibit is to set forth additional license rights and related restrictions which may apply to Supplement(s) as may be provided by MS from time to time. The actual additional license rights and related restrictions for each Supplement shall be identified in the "Supplement Addendum" for each such Supplement. The license rights shall be royalty-free and, except as specified in the applicable Supplement Addendum, shall be subject to the terms and conditions of the Agreement. COMPANY's license rights to Supplement(s) shall expire the earlier of: (i) termination or expiration of COMPANY's license rights to the Product to which the Supplement corresponds, or (ii) termination or expiration of the Agreement.

1.       "Reproduction Rights", if
granted, shall mean:

(a)  Reproduce, in accordance
with specifications provided by
MS, the Supplement software in
object code form on external
media (i.e., diskette or CD-
ROM) and end user documentation
for the Supplement, if any.

(b)  Reproduce Product names
and Product trademarks on
packaging, labels, and end user
documentation for the
Supplement subject to the
following restrictions:

(i)  COMPANY'S labeling and
packaging for the Supplement
shall clearly indicate that the
Supplement is a supplement to
and/or replacement of the
Product provided by COMPANY for
use on COMPANY'S Computer
Systems;

(ii)  COMPANY will cause to
appear on the container and
labels of Supplement the
copyright, trademark and patent
notice(s), as they appear on
the applicable release of
Product Deliverables; and

(iii)  COMPANY'S name and/or
trademarks shall not be
displayed in relation to
Product name in a manner which
suggests that COMPANY's name
and/or trademarks are part of
the Product name.  COMPANY's
name and/or trademarks shall be
displayed on the packaging and
disk labels more prominently
than the name "Microsoft".

2.  "Distribution on External
Media with Customer Systems
Rights", if granted, shall
mean:

(a)  Distribute one (1) copy of
the Supplement software,
reproduced in accordance with
the reproduction rights granted
for such Supplement, with each
of Company's licensed Customer
Systems to be distributed with
Product, subject to the
following conditions:

(i)  COMPANY shall include with
each copy of the Supplement a
EULA addendum which shall be
substantially similar  to the
sample addendum attached hereto
as Attachment 1, except that it
shall be adapted as may be
required by the laws of any
non-USA jurisdiction in which
COMPANY distributes the
Supplement.

3.  "Distribution to Existing
End Users Rights", if granted,
shall mean:

(a)  Distribute one (1) copy of
the Supplement software, as
acquired from an Authorized
Replicator if available, or
reproduced in accordance with
the reproduction rights, if
any, granted for such
Supplement, to licensed end
users of COMPANY's Customer
Systems originally distributed
with the Product, subject to
the following conditions:
                                     - 38 -

(i)  The Supplement shall be
distributed directly from
COMPANY or an MS-authorized
fulfillment source;

(ii)  COMPANY shall include
with each copy of the
Supplement a EULA addendum
which shall be substantially
similar to the sample addendum
attached hereto as Attachment
1, except that it shall be
adapted as may be required by
the laws of any non-USA
jurisdiction in which COMPANY
distributes the Supplement; and

(iii)  COMPANY shall offer the
Supplement at no charge except
that COMPANY may charge its
reasonable cost of materials
and shipping and handling
costs.

4.  "Distribution via Bulletin
Boards Rights", if granted,
shall mean:

(a)  Post and maintain the
object code version of the
Supplement on COMPANY's point
to point communication link by
modem (not Internet) bulletin
board corner(s)" ("BBS") for
distribution to end users of
COMPANY'S Customer Systems
originally distributed with
Product, subject to the
following conditions:

(i)  COMPANY shall ensure that
each copy of the Supplement
includes a EULA addendum which
is substantially similar to the
sample addendum attached hereto
as Attachment 1, except that it
shall be adapted as may be
required by the laws of any
non-USA jurisdiction in which
COMPANY distributes the
Supplement and

(ii)  COMPANY shall offer the
Supplement at no charge to end
users.

5.  "Distribution via Internet
Link Rights", if granted, shall
mean:

(a)  Create and maintain a link
on COMPANY's Internet home
page(s) to MS' copy of the
Supplement on MS' Internet home
page(s), at the Universe
Resource Locator(s) listed in
the Supplement Addendum.

6.  "Distribution via Internet
Page Rights", if granted, shall
mean:

(a)  Post and maintain the
object code version of the
Supplement on COMPANY's home
page(s) on the Internet for
distribution to end users of
COMPANY's Customer Systems
originally distributed with
Product, subject to the
following conditions:

(i)  Company shall include with
each copy of the Supplement a
EULA addendum which is
substantially similar to the
sample addendum attached hereto
as Attachment 1, except that it
shall be adapted as may be
required by the laws of any
non-USA jurisdiction in which
the Supplement is distributed;

and

(ii)  COMPANY shall offer the
Supplement at no charge to end
users.

7.  "Other Rights", if granted,
and restrictions shall be as
set forth in the applicable
Supplement Addendum.

                            ATTACHMENT 1 TO EXHIBIT F
                            -------------------------

              ADDENDUM TO THE MICROSOFT SOFTWARE LICENSE AGREEMENT
                            FOR
                                ----------------------

IMPORTANT READ THIS FIRST. By using the software files (the "Software") provided with this Addendum, you are agreeing to be bound by the following terms. If you do not agree to be bound by these terms, you may not use the Software.
                                                 ---

The Software is provided for the sole purpose of replacing or supplementing certain portions of a licensed copy of the above listed Microsoft software product ("ORIGINAL PRODUCT"). Upon installation, the Software files become a part of the ORIGINAL PRODUCT and are subject to the same warranty and license terms and conditions as the ORIGINAL PRODUCT. If you do not have a valid license to use the ORIGINAL PRODUCT, you may not use the Software. Any other use of the Software is prohibited.

                               AMENDMENT NUMBER 7
                        Amendment Date: September 1, 1996
        to MICROSOFT OEM LICENSE AGREEMENT FOR DESKTOP OPERATING SYSTEMS
         between MICROSOFT CORPORATION, a Washington, U.S.A. Corporation
            and LIUSKI INTERNATIONAL, INC., a Corporation of New York
                    Agreement Effective Date: October 1, 1994
                          MICROSOFT LICENSE # 4415-4291



Effective as of the Amendment Date indicated above, the below signed parties agree that the indicated portions of the above referenced license agreement (hereinafter the "Agreement") are hereby amended by this instrument (hereinafter the "Amendment"), as follows:

1.       Exhibit C5 shall be replaced by attached Exhibit C8.


All capitalized terms used but not defined herein shall have the meanings ascribed to them in the Agreement. The terms of this Amendment shall supersede any inconsistent terms contained in the Agreement.

NOTICE:

For Product(s) specified in Exhibit C as licensed under the "per system" royalty calculation provisions, please note the following:

This is a Microsoft Per System License. As a Customer, you may create a "New System" at any time that does not require the payment of a royalty to Microsoft unless the Customer and Microsoft agree to add it to the License Agreement.

Any New System created may be identical in every respect to a system as to which the Customer pays a Per System royalty to Microsoft provided that the New System has a unique model number or model name for internal and external identification purposes which distinguishes it from any system the Customer sells that is included in a Per System License. The requirement of external identification may be satisfied by placement of the unique model name or model number on the machine and its container (if any), without more.

If the Customer does not intend to include a Microsoft operating system product with a New System, the Customer does not need to notify Microsoft at any time of the creation, use or sale of any such New System, nor does it need to take any particular steps to market or advertise the New System.

Under Microsoft's License Agreement, there is no charge or penalty if a Customer chooses at any time to create a New System incorporating a non-Microsoft operating system. If the Customer intends to include a Microsoft operating system product with the New System, the Customer must so notify Microsoft, after which the parties may enter into arm's length negotiation with respect to a license to apply to the New System.

IN WITNESS WHEREOF, the parties have executed this Amendment in duplicate as of the date first written above. All signed copies of this Amendment shall be deemed originals. This Amendment is executed only in the English language.


MICROSOFT CORPORATION                         LIUSKI INTERNATIONAL, INC.


------------------------------                ------------------------------
By                                            By


------------------------------                ------------------------------
Name (Print)                                  Name (Print)


------------------------------                ------------------------------
Title                                         Title


------------------------------                ------------------------------
Date                                          Date

                                   EXHIBIT C8
                             WINDOWS DESKTOP FAMILY

                                  PRODUCT TABLE


      Product         Language     Applicable   Per System     Per Copy     Localization   Added by
      Name and        Version(s)   Additional   Royalty        Royalty      Additional     Amendement
      Version            **        Provisions       *              *          Royalty        Number




   1.Windows Desktop                            Royalty:       Royalty:
    Family:                          (a)       US$67.00       US$75.00       US$6.00            6

         A            EN, A, BP,   (a), (b),    Royalty        Royalty     Localization
    Windows(R) 95     CH, D, DA,   (c), (f)     Specified     Specified     Additional
     operating        DU, EE, F,                  for            for         Royalty
     system, OR       FF, FR,                   Windows        Windows    Specified for
                      HB, J, E,                 Desktop        Desktop       Windows
                      DU, P,                    Family         Family        Desktop
                      PRC, RU, Z                 Above          Above      Family Above

     B. MS-DOS(R)     EN, A, BP,   (a), (c),    Royalty        Royalty     Localization
     operating        CH, D, DA,   (e), (f)     Specified     Specified     Additional
       system         DU, EE, F,                   for           for         Royalty
      Version         FF, FR,                    Windows       Windows    Specified for
      6.22 and        HB, J, E,                  Desktop       Desktop       Windows
      Enhanced        DU, P,                     Family        Family        Desktop
     Tools for        PRC, RU, Z                  Above         Above      Family Above
      MS-DOS(R)
    Version 1.0
        and
      Windows(R)
     operating
       system
      Version
      3.1, OR

         C            EN, A, BP,   (a), (c),    Royalty        Royalty     Localization
      MS-DOS(R)       CH, D, DA,   (d), (f)     Specified     Specified     Additional
     operating        DU, EE, F,                   for           for         Royalty
       system         FF, FR,                    Windows       Windows    Specified for
      Version         HB, J, E,                  Desktop       Desktop       Windows
      6.22 and        DU, P,                     Family        Family        Desktop
      Enhanced        PRC, RU, Z                  Above         Above      Family Above
     Tools for
      MS-DOS(R)
    Version 1.0
        and
      Windows(R)
        for
     Workgroups
     operating
       system
      Version
      3.11, OR


                                     - 45 -




         D.           EN, A, BP,    (a), (b),   US$65.00     US$75.00       US$6.00
    Windows NT(R)     CH, D, DA,    (c), (g)
    Workstation       DU, EE, F,                   In           In         In Addition
    Version 4.0       FF, FR,                   Addition     Addition        to the
       (x86/          HB, J, E,                  to the       to the     Localization
      Pentium(TM)     DU, P,                    Royalty      Royalty      Additional
     compatible       PRC, RU, Z               Specified    Specified       Royalty
      version                                     for          for        Specified
                                                Windows      Windows     for Windows
                                                Desktop      Desktop       Desktop
                                                Family       Family      Family Above
                                                 Above        Above

                                              Estimated     Estimated
                                               Monthly       Monthly
                                              Volume for    Volume for
                                               Windows       Windows
                                               Desktop       Desktop
                                               Family:       Family:
                                                6,000         -----
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
    2. Windows(R)        EN       (c), (d),    Royalty       Royalty       US$4.00
        for                       (f), (h)     US$-----      US$-----
     Workgroups
     operating
       system
      Version
        3.11
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
   3. Windows(R)         EN       (c), (e),    Royalty       Royalty       US$4.00
     operating                    (f), (h)     US$-----      US$-----
       system
    Version 3.1
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
     4. MS-DOS(R)        EN       (c), (e),    Royalty       Royalty       US$2.00
     operating                      (f)        US$----       US$-----
       system
      Version
        6.22
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
    5. Enhanced          EN       (c), (e),    Royalty       US$0.50
       Tools                         (f)       US$-----
      Version
      1.02 for
      MS-DOS(R)
        6.22
------------------------------------------------------------------------------------

* A Product is not licensed hereunder unless royalty rate(s) are indicated in the Product table and the Product is indicated as licensed for one or more Customer System(s) in the Customer System table of this Exhibit C.

** Language Version Key: A = Arabic, BP = Portuguese (Brazil), CE = Cyrillic Enabled, CH = Traditional Chinese, CZ = Czech, D = German, DA = Danish, DU =

Dutch, E = Spanish, EE = Eastern and Central European, EN = USA English, F = French, FF = France's French, FI = Finnish, HAN = Hangeul, HB = Hebrew, HUN = Hungarian, I = Italian, J = Japanese, N = Norwegian, P = Portuguese, PE = Pan European English, POL = Polish, PRC = PRC Simplified Chinese, RU = Russian, SL = Slovenian, SW = Swedish, TH = Thai, TR = Turkish, Z = International English. If the release listed in the Product Table above is not available in a particular licensed language, COMPANY's license shall include the latest available preceding release in such language. If COMPANY is licensed for the EN version of Product and if a Localization Additional Royalty is specified in the Product table above, then in addition to the language versions specified in the Product table above, COMPANY may receive Product Deliverables for the licensed Product in available language versions listed in the Language Key (except CH, HAN, J, and PRC which may only be added by amendment) by sending a written request to the attention of OEM Accounting Services at the address listed in Exhibit N for royalty reports. Localized versions are licensed on an if and as available basis.

                             INITIAL PAYMENT AMOUNT

     The Initial Payment Amount for Products licensed under this Exhibit C shall be Zero Dollars (US$0.00), and shall be paid in accordance with Section 3(b) of the Agreement.

                            ADDITIONAL PROVISIONS KEY
             (Note: Only those Additional Provisions applicable to licensed Product(s) appear. Section lettering may not be consecutive)

     (a) If COMPANY is licensed for the Windows Desktop Family, COMPANY may distribute not more than one (1) of the listed Product combinations or Products (i.e., A or B or C or D) with each licensed Customer System. COMPANY's report shall separately indicate the number of each such Product or combination (A, B, C, or D) that COMPANY distributes. COMPANY shall acquire all components of each unit of Product or combination of Products to be distributed with a Customer System (i.e., APM, Product end user documentation, and Product software on external media, as applicable) from a single Authorized Replicator and in a single package or stock keeping unit.

     (b) (1) COMPANY is not licensed to, and agrees that it will not, modify, in any way, or delete any aspect of the Product software (including, without limitation, any features, shortcuts, icons, "wizards", folders (including sub-folders) or programs of Product software) as delivered by MS in the Product Deliverables, except if and as specifically permitted below or in the OPK User's Guide ("OPK") provided in the Product Deliverables. In particular, and without limitation, this means that COMPANY is not licensed to and agrees that it will not:

     (A) Modify or obscure, in any way, the sequence or appearance of any screens displayed by the Product software as delivered by MS from the time the Customer System completes BIOS processing after being switched on by the end user and transfers control to the Product software loaded from the hard disk ("End User Boot") until the time that the "Welcome to [Product name]" program has been run and closed by the end user and the Customer System displays the Product software "desktop" screen defined in the OPK ("Desktop Screen").

     (B) Except as provided in (C), display any content (including visual displays or sound) from End User Boot through and including the time that the Customer System has displayed the Desktop Screen.

     (C) Modify or obscure, in any way, the appearance of the Desktop Screen (including without limitation, the addition or modification of background wallpaper bitmaps displayed upon End User Boot); provided, however, that COMPANY may add icons or folders to the Desktop Screen provided that any such icons are the same size and substantially similar shape as icons included on the Desktop Screen as delivered by MS and that any such folders are the same size, shape and appearance as folders included on the Desktop Screen as delivered by MS.

     (D) Use any portion of Product software to enable any programs or other content to run or appear prior to End User Boot.

     (E) Configure any programs (including without limitation any "shells", "screen savers" or "welcome" scripts), "wizards" or other content to be enabled, run or initialized automatically (i.e. without requiring a deliberate act of the end user) from an icon or folder on the Desktop Screen or from the "Start" Menu of the Desktop Screen or otherwise. By way of example only, and without limiting the generality of the foregoing, COMPANY agrees that it shall not (1) populate with any programs or other content the Product software "Start- up" directory (i.e., "Windows\Start\Menu\Programs\StartUp" folder for Windows 95, or "%windir%\profiles\user(s)\Start Menu\Programs\Startup" folder for Windows NT Workstation) or (2) populate the boot.ini, config.sys, autoexec.bat, win.ini, system.ini, system.dat or user.dat files in any manner which will cause any program or content to run or load automatically upon End User Boot, except for device drivers necessary to support preinstalled or preconfigured hardware devices (e.g., network cards, printers, etc.).

     (F) Modify or add content to any directories installed by the Product software, except as permitted in the OPK for preinstallation of applications by COMPANY.

     (2) If COMPANY enters registration information on behalf of end users in the boxes provided for the on-screen end user registration process for the Product software, COMPANY shall not enter its own name or make any other false or fictional registrations. COMPANY may not (i) relieve end users of their obligations to enter Certificate of Authenticity ("COA") registration numbers in the on-screen end user registration process and to reply to on-screen end user license agreement inquiries or (ii) insert COA registration numbers or reply to end user license agreement inquiries for or on behalf of end users.

     (3) With respect to Windows 95, if and only if COMPANY distributes the Product software solely as Preinstalled Product Software (i.e., without a back-up copy of the Product on CD, diskette, magnetic tape, or other external media) with any Customer System, then COMPANY shall also preinstall the Microsoft Create System Disk Tool together with the back-up diskette images ("CAB" files) contained in the OPK on the hard disk drive of such Customer System to enable the end user to make a back-up copy of the Product software according to the terms of the EULA. Diskette images may only be used with the Microsoft Create System Disk Tool. COMPANY may not distribute, use, or authorize the use of the Microsoft Create System Disk Tool or diskette images except as provided in this Additional Provision or as specified in the OPK.

     (4) With respect to Windows 95, notwithstanding anything to the contrary contained in the definition of "Product Release" in this Agreement, Windows 95 (and any subsequent releases of Windows which may be designated by a change in the calendar year - e.g., Windows 96, 97, 98, etc.) shall be deemed to be a Product Release.

     (5) Any EULA for the Product distributed by COMPANY must be identical to the on screen EULA presented to the end user during Product setup.

     (6) COMPANY agrees that it will preinstall and begin shipment of the most current licensed release of Product (i.e., Product Release, Version Release, Update Release or Supplement) on all Customer System models first distributed on or after the ninetieth (90th) day (or an earlier date, at COMPANY's option) following MS' shipment of the corresponding OPK or OPK supplement for such release; provided that if shipment of the OPK or OPK supplement from MS occurs between September 1st and October 31st of a given calendar year, COMPANY agrees that it will begin shipment of most current licensed release of Product no later than February 1st of the following year.

(c) (1) Notwithstanding anything to the contrary contained in the Agreement (including Exhibits), COMPANY may distribute Product(s) only with Customer Systems which are marketed and distributed exclusively under COMPANY's or COMPANY Subsidiaries' brand names, trade names and trademarks. The Product(s) may not be distributed with Customer Systems which are marketed or distributed under any name which includes any third party brand names, trade names or trademarks. If, at any time, MS becomes aware of any violation of the foregoing, then without limiting its remedies, MS may charge COMPANY for each such Customer System an additional royalty equal to thirty percent (30%) of the highest royalty for the Product(s). COMPANY shall pay such additional royalty within thirty (30) days of receipt of MS' invoice.

     (2) The royalty rate(s) specified above require pre- installation of the Product as the "default" operating system on each Customer System distributed with the Product (i.e., the Product will set up and execute unless the user configures the Customer System otherwise). COMPANY shall preinstall the Product software solely in accordance with the installation instructions set forth in the OPK Users Guide" included in the preinstallation kit portion of the Product Deliverables ("OPK"). COMPANY may use the information, tools and materials contained in the OPK solely to preinstall the Product software in accordance with the OPK User's Guide and for no other purpose. Other than as specified in the OPK User's Guide, COMPANY shall not modify the Product software, nor delete or remove any features or functionality without the written approval of MS in each instance.

     (3) The following shall replace Section 3(a)(iii) with respect to Products licensed in accordance with this Exhibit C:

                  "(iii) If in any three monthly reporting periods (whether or not consecutive), COMPANY's reported shipments of the applicable Customer Systems licensed for the Windows Desktop Family (if licensed on a per system basis) or units of Windows Desktop Operating System Family (if licensed on a per copy basis) are twenty percent or more below COMPANY's estimated monthly volume specified for such basis (i.e., per copy or per system) for the Windows Desktop Family in the Product table above, COMPANY and MS shall negotiate an increase in the royalty rate(s) for all Product(s) licensed under this Exhibit C on such basis to reflect COMPANY's lower shipment volumes. If, for any reason, MS and COMPANY are unable to agree upon new royalty rate(s) within thirty
         (30) days after the date COMPANY's royalty report is due for the third such low-volume month, COMPANY's royalty rate(s) for each of the Products licensed under this Exhibit C on such basis shall increase by twenty percent (20%). Such increased royalty rate(s) shall be in effect for the remainder of the term of the Agreement commencing with the monthly reporting period following the third low-volume month. Provided, however, that if COMPANY's reported monthly volume for such basis of Windows Desktop Family returns to or exceeds the original estimated monthly volume for any three (3) consecutive months thereafter, COMPANY's royalty rate(s) for all Product(s) licensed under this Exhibit C on such basis shall be restored to the rate(s) specified in the Product table above commencing with the monthly reporting period following such three consecutive months."

     (4) Shipments of (i) Windows, Windows for Workgroups, MS- DOS, and Enhanced Tools licensed hereunder on an individual Product basis, or (ii) of Customer Systems licensed solely for such Products on an individual Product basis, shall not be included in the calculation of COMPANY's shipments for purposes of determining the Estimated Monthly Volume(s) for Windows Desktop Family Products in the Product table above. Accordingly, shipment of such Products and Customer Systems shall not be included in the calculation of shipments necessary to maintain the current royalty rate(s) in accordance with Additional Provision
(c)(3) above.

     (5) COMPANY's license for this Product under this Exhibit C shall be effective as of the later of (i) the Effective Date of the Agreement; (ii) the Amendment Date of the Amendment by which this Exhibit C is added to the Agreement, or (iii) August 1, 1996.

     (6) If the same Customer System is licensed on a per system basis for both the Windows System Family and for individual operating system Product(s) (e.g., Windows, Windows for Workgroups, or MS-DOS) in this Exhibit C, COMPANY shall be relieved of its obligation to pay the royalty for the individual operating system Product(s) provided that (i) COMPANY does not ship both the individual operating system Product(s) and the Windows Desktop Family with such Customer System; and (ii) COMPANY reports and pays MS the royalty due for the Windows Desktop Family.

     (7) COMPANY may not (i) distribute both Windows 95 and any other MS operating system Product with the same Customer System; (ii) distribute both Windows NT Workstation and any other MS operating system Product with the same Customer System; or (iii) distribute both Windows and Windows for Workgroups with the same Customer System.

     (8) Provided a "per copy" royalty rate is listed for the Product in the table above, if COMPANY distributes this Product with a computer system which is not listed as licensed for this Product in the Customer System table of this Exhibit C, but which otherwise meets all of the requirements for a "Customer

System" for this Product, then such computer system shall be deemed a licensed Customer System for the Product on a per copy basis and COMPANY agrees to comply with all of the terms and conditions of this Agreement with respect to any such distribution of Product.

     (9)  Notwithstanding  anything  to the  contrary  contained  in  Section 2,
COMPANY must distribute Product documentation with each Customer System distributed with Product software. A COA must be affixed to or accompany each copy of Product documentation.

(d) Windows for Workgroups version 3.11 includes Microsoft At Work fax transmission software, which provides methods for stand- alone and networked computers to send and receive fax messages with certain security levels. French law (Decree 92-1358 of December 1992) generally prohibits the use in France of such technology, unless special approvals are granted. Accordingly, OEMs should provide only the version of Windows for Workgroups version 3.11 designed for France to avoid violating the Decree.

(e) (1) The PRC language version of the Windows operating system Product is version 3.2. The Japanese language version of the MS-DOS operating system is version 6.2/V. The Japanese language version of Enhanced Tools for MS-DOS 6 is 1.0/V.

     (2) The PRC language versions of Windows and MS-DOS are available with only simplified Chinese character fonts licensed from a third party. COMPANY acknowledges that such fonts may differ in quality and characteristics to Chinese character fonts available in other Microsoft Products.

     (3) The PRC language versions of Windows and MS-DOS are available only through selected Authorized Replicators as specified by MS. From time to time, MS shall provide an updated list of Authorized Replicators through which the PRC language version of this Product is available.

     (4) The packaging for the PRC language version of this Product distributed with Customer Systems within or to the PRC shall be clearly marked in both English and simplified Chinese, "Not for distribution or use outside the People's Republic of China".

(f) (1) Notwithstanding anything to the contrary in Sections 2 and 6 of the Agreement, COMPANY may install one or more language versions (listed in the Language Version box above) of Product software with each applicable Customer System provided that COMPANY complies with the following restrictions.

          (i) COMPANY may distribute such multiple language versions of Product software only in the form of Preinstalled Product Software. COMPANY may distribute only one backup copy of Product software in one language version for use on each such Customer System;

          (ii) COMPANY shall use the MS set-up utility included in the Product Deliverables which allows the end-user to choose one, and only one, language version of Product for the Customer System;

          (iii) COMPANY shall follow all guidelines and procedures set forth in the Product Deliverables regarding the installation, set-up, and initialization of multiple language versions of Product software; and

          (iv) COMPANY shall clearly indicate to end-users, including without limitation, in advertising and on Customer System packaging, that end-users shall have access to one language version only.

     (2) COMPANY hereby indemnifies MS from and against all damages, costs and attorneys' fees arising from claims or demands resulting from COMPANY's distribution of multiple language versions including, without limitation, claims that the end-user is entitled to use more than one language version of the Product or that advertisements, Customer System packaging, or other representations made by or for COMPANY are false and/or misleading.

     (3) COMPANY's report shall separately indicate the number of Customer Systems distributed with each combination of language versions of Product.

     (4) Provided COMPANY complies with all terms and conditions of this Agreement, including this Additional Provision (f), for purposes of the royalty calculation provisions of Section 3, preinstallation of multiple language versions of Product performed in accordance with the instructions for multiple language installation provided in the OPK shall constitute "one language" version. In such event, COMPANY shall pay the highest royalty applicable to the language versions distributed.

     (5) If COMPANY does not comply with all of the requirements stated above, in addition to any other remedies MS may have, COMPANY shall pay MS the applicable royalty for each language version of Product software included with the Customer System.

(g) (1) Notwithstanding anything to the contrary contained in Section 2 of the Agreement, COMPANY's license for this Product shall extend to Windows NT Workstation version 3.51.

     (2) In order to support end-users of this Product, COMPANY agrees to employ at all times at least one support technician who has successfully completed, at COMPANY's expense, the Microsoft Certified Professional program for this Product.

     (3) Though the Product Deliverables for this Product may include versions of the Product designed for other types of microprocessers, COMPANY is licensed to distribute the Product only with and for use on Customer Systems based on the Intel x86, Pentium or compatible architecture.

     (4) If Customer System(s) licensed for this Product under this Exhibit C are also licensed for a prior release of this Product under another agreement, then:

          (i) COMPANY's license to distribute such prior release of this Product with such Customer Systems under the other agreement shall expire as of the end of the calendar quarter in which the Effective Date of this Agreement or the Amendment Date of the Amendment adding this Exhibit C, as applicable, occurs; and

          (ii) COMPANY shall pay and report for any licensed releases of this Product only under this Agreement for such Customer Systems thereafter.

     (5) The royalty rates specified in the Product table apply to shipment of Customer Systems which are capable of utilizing one (1) or two (2) microprocessors. For Customer Systems which are capable of utilizing three (3) or four (4) microprocessors, COMPANY agrees to pay MS 2.5 times the royalty rates specified in the Product Table [i.e., Royalty = 2.5 x (Windows Desktop Family royalty + Windows NT Workstation additional royalty)]. COMPANY is not licensed to distribute this Product on Customer Systems which are capable of utilizing more than four (4) microprocessors.

(h) If the same Customer System is licensed on a per system basis for both Windows and Windows for Workgroups, but is not licensed for the Windows Desktop Operating System Family on a per system basis, COMPANY shall be relieved of its obligation to pay the royalty for Windows provided that (i) COMPANY does not ship both Windows and Windows for Workgroups with such Customer System; and (ii) COMPANY reports and pays MS the royalty due for Windows for Workgroups.

                                CUSTOMER SYSTEMS

COMPANY's Customer Systems shall be the assembled computer systems described in the table below which (i) are configured for use only by a single user; (ii) are designed to use a video display and keyboard; and (iii) include at least a CPU, a motherboard, a power supply, a hard disk drive (except if the Product software is installed in ROM), and a case. Each listed Customer System must have a unique model line name, model name, or model number which COMPANY uses both internally (in COMPANY's books and records) and externally (on the Customer System case and packaging). For each Product which COMPANY chooses to license for distribution with the listed Customer System, the letter "s" or "c" in the relevant box indicates whether COMPANY is licensing the Product on a "per system" or "per copy" basis, respectively. New models may be added by agreement of the parties.

At COMPANY's option, for purposes of administrative convenience, COMPANY may designate models by model line or series (e.g., "Jaguar model line", "Jaguar Pro series", "Jaguar Pro 750 model line", "Jaguar Pro 950 series", etc.). Customer Systems defined by model line or series shall include all present models which include the designated model line or series name, (e.g., "Jaguar Pro model line" includes Jaguar Pro, Jaguar Pro 950, Jaguar Pro S, etc.; "Jaguar series" includes Jaguar, Jaguar Pro, Jaguar Pro 950, Jaguar S400, etc.; "Jaguar Pro 950 series" includes Jaguar Pro 950, Jaguar Pro 955, etc.).

In the event that COMPANY designates models by model line or series in this Exhibit C, then COMPANY may elect to include as Customer System(s) new models in the model line or series by including any such new model(s) on its royalty report for the reporting period in which each such new model is first distributed with the Product. Unless otherwise agreed to by the parties prior to COMPANY's first distribution of a new model with the Product, each such new model designated on a royalty report shall be licensed for the remainder of the term of the Agreement on the same basis (i.e., per system or per copy) as the other models in the model line or series and shall bear the applicable royalty set forth in this Exhibit C. Any new model in the model line or series which is not included in a royalty report as a licensed Customer System (and is thus not licensed for the applicable Product) must have a unique model number or model name used for internal and external identification purposes which distinguishes it from any model which COMPANY has designated previously as a Customer System.

                              CUSTOMER SYSTEM TABLE


Product Number Key: 1 = Windows Desktop Family, 2 = Windows for Workgroups 3.11; 3 = Windows 3.1; 4 = MS-DOS 6.2; 5 = Enhanced Tools for MS-DOS 6.2

Royalty Basis Key: C = per copy, S = per system; Product box is blank, such Product is not licensed for distribution with the listed Customer System.


====================================================================================================================================
                                                                                                Product Number
------------------------------------------------------------------------------------------------------------------------------------
                                           Processor
         Model Name or Model Number           Type            1         2         3         4         5         6         7        8
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                   i486            S
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                 Pentium           S
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                 Pentium           S
                                              Pro
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  Cyrix            S
                                              5x86
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  Cyrix            S
                                              6x86
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  AMD 486          S
------------------------------------------------------------------------------------------------------------------------------------
                 Magitronic                  AMD K5           S
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================

COMPANY hereby represents and warrants that the names and numbers indicated in the Model Name or Model Number column in the table above accurately denote the actual designation used by COMPANY to identify the listed models (on the Customer System case and in COMPANY's internal books and records).




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